Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
The Company leases restaurant and office facilities and certain equipment under operating leases having initial terms expiring between 2013 and 2032. The restaurant facility leases have renewal clauses primarily from five to 30 years exercisable at the option of the Company. Rent expense for the Company’s operating leases, which generally have escalating rentals over the term of the lease and may include potential rent holidays, is recorded on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured. Certain of these leases require the payment of contingent rentals leased on a percentage of gross revenues, as defined by the terms of the applicable lease agreement. Total rental expense for the years ended December 31, 2012, 2011 and 2010 was approximately $140.9 million, $132.9 million and $128.1 million, respectively, and included contingent rentals of approximately $6.1 million, $5.6 million and $4.5 million, respectively.
As of December 31, 2012, future minimum rental payments under non-cancelable operating leases (including executed leases for restaurants scheduled to open in 2013) are as follows (in thousands):

2013	$128,855
2014	115,287
2015	98,041
2016	79,364
2017	61,602
Thereafter	390,466
Total minimum lease payments (1)	$873,615
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(1)	Total minimum lease payments have not been reduced by minimum sublease rentals of $2.4 million due in future periods under non-cancelable subleases.
Purchase Obligations
The Company has minimum purchase commitments with various vendors through November 2017. Outstanding commitments consist primarily of beef, pork, cooking oil, butter and other food and beverage products related to normal business operations and contracts for advertising, marketing, technology, insurance, and sports sponsorships. In 2012, the Company purchased more than 75% of its beef raw materials from four beef suppliers who represented approximately 85% of the total beef marketplace in the United States.
Litigation and Other Matters
The Company is subject to legal proceedings, claims and liabilities, such as liquor liability, sexual harassment and slip and fall cases, which arise in the ordinary course of business and are generally covered by insurance if they exceed specified retention or deductible amounts. In the opinion of management, the amount of ultimate liability with respect to those actions will not have a material adverse impact on the Company’s financial position or results of operations and cash flows. The Company accrues for loss contingencies that are probable and reasonably estimable. Legal costs are reported in General and administrative expense in the Consolidated Statements of Operations and Comprehensive Income. The Company generally does not accrue for legal costs expected to be incurred with a loss contingency until those services are provided.
Insurance
The Company purchased insurance for individual claims that exceed the amounts listed in the following table:

	2012	2011	2010
Workers’ compensation	$1,500,000	$1,500,000	$1,500,000
General liability (1)	1,500,000	1,500,000	1,500,000
Health (2)	400,000	400,000	300,000
Property coverage (3)	500,000 / 2,500,000	500,000 / 2,500,000	500,000 / 2,500,000
Employment practices liability	2,000,000	2,000,000	2,000,000
Directors’ and officers’ liability (4)	1,000,000	250,000	250,000
Fiduciary liability	25,000	25,000	25,000

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(1)
In 2012 and 2011, claims arising from liquor liability had the same self-insured retention as general liability. For claims in 2010, there was an additional $1.0 million self-insured retention per claim until a $2.0 million liquor liability aggregate had been met. At that time, any claims arising from liquor liability reverted to the general liability self-insured retention.

(2)
The Company is self-insured for all covered health benefits claims, limited to $0.4 million per covered individual in 2012 and 2011 and $0.3 million per covered individual in 2010. The Company is responsible for the first $0.3 million, $0.3 million and $0.4 million of payable losses under the plan as an additional aggregating specific deductible to apply after the individual specific deductible was met in 2012, 2011 and 2010, respectively. The 2010 insurer’s liability was limited to $2.0 million per individual per year.

(3)
The Company has a $0.5 million deductible per occurrence for those properties that collateralize New PRP’s 2012 CMBS Loan and a $2.5 million deductible per occurrence for all other locations. The deductibles for named storms and earthquakes are 5.0% of the total insurable value at the time of the loss per unit of insurance at each location involved in the loss, subject to a minimum of $0.5 million for those properties that collateralize New PRP’s 2012 CMBS Loan and $2.5 million for all other locations. Property limits are $60.0 million each occurrence, and the Company does not quota share in any loss above either deductible level.

(4)	Retention increase in 2012 was effective with the Company’s initial public offering on August 8, 2012.
The Company records a liability for all unresolved claims and for an estimate of incurred but not reported claims at the anticipated cost to the Company. In establishing reserves, the Company considers certain actuarial assumptions and judgments regarding economic conditions, the frequency and severity of claims and claim development history and settlement practices. Unanticipated changes in these factors or future adjustments to these estimates may produce materially different amounts of expense that would be reported under these programs. Reserves recorded for workers’ compensation and general liability claims are discounted using the average of the 1-year and 5-year risk free rate of monetary assets that have comparable maturities. When recovery from an insurance policy is considered probable, a receivable is recorded.
The payments the Company expects to make as of December 31, 2012 for each of the five succeeding years and the aggregate amount thereafter are as follows:

2013	$22,235
2014	11,905
2015	7,781
2016	5,141
2017	3,068
Thereafter	14,506
$64,636

Increased liability balances at December 31, 2012 as compared to December 31, 2011 are due to higher insurance claim severity and frequency primarily within the Company’s general liability insurance. A reconciliation of the expected aggregate undiscounted amount to the amount recognized in the Consolidated Balance Sheets is as follows:

	DECEMBER 31,
	2012	2011
Undiscounted liability	$65,594	$54,010
Less: discount	(958)	(862)
Liability balance	$64,636	$53,148

Discount rates of 0.40% and 0.48% were used for December 31, 2012 and 2011, respectively. The discounted liabilities are presented in the Company’s Consolidated Balance Sheets as follows:

	DECEMBER 31,
	2012	2011
Accrued and other current liabilities	$22,235	$13,573
Other long-term liabilities, net	42,401	39,575